UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2014

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

At a meeting held in May 2014, the Fund’s Board of Directors approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to May 31. As a result of this change, shareholders are being provided with a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014. Please read on for a more detailed look at the prevailing economic and market conditions during the abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

II	Western Asset Intermediate Bond Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the period from January 1, 2014 through May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all five months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

Western Asset Intermediate Bond Fund	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the duration of its benchmark, the Barclays Intermediate U.S. Government/Credit Indexiii (generally, this range is two to five years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. During the five-month reporting period from January 1, 2014 through May 31, 2014, the spread sectors (non-Treasuries) experienced several periods of volatility but largely outperformed equal-duration Treasuries. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iv and several geopolitical issues.

Both short- and long-term Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.38% at the beginning of the period to 0.37% at the end of the period. Their peak of 0.47% occurred in March and early April 2014, and they were as low as 0.30% in early February 2014.

Western Asset Intermediate Bond Fund 2014 Annual Report	1

Fund overview (cont’d)

Ten-year Treasury yields were 3.04% at the beginning of the period, their peak for the five months ended May 31, 2014. They reached a low of 2.44% on May 28, 2014 and ended the reporting period at 2.48%. All told, the Barclays U.S. Aggregate Indexv returned 3.87% during the reporting period.

Q. How did we respond to these changing market conditions?

A. There were no significant adjustments made to the Fund during the reporting period. However, we modestly increased the Fund’s allocation to investment grade emerging market U.S. dollar-denominated debt.

We used U.S. Treasury futures, as well as options on both Eurodollar futures and Treasury futures to manage the Fund’s duration and yield curvevi exposure. These instruments contributed to performance. Credit default swaps, which were used to manage the Fund’s investment-grade bond exposure, did not meaningfully impact results during the reporting period.

Performance review

For the five-month period from January 1, 2014 through May 31, 2014, Class I shares of Western Asset Intermediate Bond Fund returned 3.08%. The Fund’s unmanaged benchmark, the Barclays Intermediate U.S. Government/Credit Index, returned 2.32% for the same period. The Lipper Core Bond Funds Category Average1 returned 3.95% over the same time frame.

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	5 months
Western Asset Intermediate Bond Fund:
Class A	2.91%
Class C	2.68%
Class R	2.80%
Class I	3.08%
Class IS	3.10%
Barclays Intermediate U.S. Government/Credit Index	2.32%
Lipper Core Bond Funds Category Average[1]	3.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2014 for Class A, Class C, Class R,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 538 funds in the Fund’s Lipper category, excluding sales charges.

2	Western Asset Intermediate Bond Fund 2014 Annual Report

Class I and Class IS shares were 1.33%, 0.64%, 1.14%, 1.80% and 1.84%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R, Class I and Class IS shares would have been 1.15%, 0.53%, 0.96%, 1.74% and 1.79%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.10%, 1.77%, 1.37%, 0.50% and 0.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to investment grade corporate bonds. In particular, the Fund’s holdings in the Financials sector were beneficial for results. Overweight positions in Wachovia (which is owned by Wells Fargo) and Goldman Sachs added the most value during the reporting period. The Fund’s out-of-benchmark allocation to non-agency mortgage-backed securities (“MBS”) was positive for performance. They were supported by attractive yields, continued principal paydowns and solid investor demand.

The Fund’s allocation to investment grade emerging market U.S. dollar-denominated debt was rewarded, led by our positions in Turkey and Mexico. Elsewhere, the Fund’s duration and yield curve positioning contributed to performance. Having a duration that was longer than the benchmark was a positive for results. Rates declined during the reporting period due to weakening economic data and periodic “flights to quality,” driven by geopolitical concerns. In terms of yield curve positioning, an overweight to the long-end of the curve was beneficial as the yield curve flattened, with long-term rates declining more than their short-term counterparts.

Western Asset Intermediate Bond Fund 2014 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. While the Fund outperformed the benchmark, its out-of-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”) was a small drag on its relative results. They underperformed the benchmark as inflation remained modest.

Elsewhere, a number of investment grade corporate bond holdings, including overweights in mining company Freeport-McMoRan Copper & Gold Inc. and pharmaceutical firm Zoetis, Inc., were slightly negative for performance.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2014 were: U.S. Government & Agency Obligations (23.5%), Financials (19.7%), Collateralized Mortgage Obligations (11.5%), Asset-Backed Securities (11.0%) and Energy (4.7%).The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Intermediate Bond Fund 2014 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Intermediate Bond Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and December 31, 2013 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Intermediate Bond Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class A	2.91%	$1,000.00	$1,029.10	0.90%	$3.78	Class A	5.00%	$1,000.00	$1,020.44	0.90%	$4.53
Class C	2.68	1,000.00	1,026.80	1.65	6.92	Class C	5.00	1,000.00	1,016.70	1.65	8.30
Class R	2.80	1,000.00	1,028.00	1.15	4.82	Class R	5.00	1,000.00	1,019.30	1.15	5.79
Class I	3.08	1,000.00	1,030.80	0.49	2.06	Class I	5.00	1,000.00	1,022.49	0.49	2.47
Class IS	3.10	1,000.00	1,031.00	0.45	1.89	Class IS	5.00	1,000.00	1,022.69	0.45	2.27

Western Asset Intermediate Bond Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the period January 1, 2014 through May 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

[4]	For the six months ended May 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate Bond Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	2.00%	1.33%	1.75%	2.43%	2.47%
Five Years Ended 5/31/14	N/A	N/A	N/A	6.65	6.68
Ten Years Ended 5/31/14	N/A	N/A	N/A	5.21	N/A
Inception* through 5/31/14	2.63	1.96	2.37	6.21	7.03

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	-2.31%	0.33%	1.75%	2.43%	2.47%
Five Years Ended 5/31/14	N/A	N/A	N/A	6.65	6.68
Ten Years Ended 5/31/14	N/A	N/A	N/A	5.21	N/A
Inception* through 5/31/14	0.50	1.96	2.37	6.21	7.03

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/14)	5.57%
Class C (Inception date of 4/30/12 through 5/31/14)	4.13
Class R (Inception date of 4/30/12 through 5/31/14)	5.01
Class I (5/31/04 through 5/31/14)	66.17
Class IS (Inception date of 10/3/08 through 5/31/14)	46.93

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

Western Asset Intermediate Bond Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Barclays Intermediate U.S. Government/Credit Index† — May 2004 - May 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Intermediate U.S. Government/Credit Index. The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

12	Western Asset Intermediate Bond Fund 2014 Annual Report

Schedule of investments

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 39.1%
Consumer Discretionary — 1.8%
Automobiles — 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,210,000	$1,261,631	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,290,000	1,644,710
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	879,171
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	384,090	(a)
Total Automobiles				4,169,602
Media — 0.7%
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	863,140
Comcast Corp., Senior Notes	3.600%	3/1/24	1,190,000	1,229,804
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	250,000	249,038	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	50,940
Viacom Inc., Senior Notes	4.250%	9/1/23	440,000	463,971
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,010,000	1,030,898
Total Media				3,887,791
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,478,976
Total Consumer Discretionary				9,536,369
Consumer Staples — 3.5%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,441,319
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	148,709
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	280,000	270,820
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,210,000	1,370,423
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	141,785
Heineken NV, Senior Notes	1.400%	10/1/17	210,000	209,947	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	642,676
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	228,618	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	830,000	887,014	(a)
Total Beverages				5,341,311
Food & Staples Retailing — 0.6%
CVS Caremark Corp., Senior Notes	2.250%	12/5/18	700,000	710,126
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	700,000	738,978
Kroger Co., Notes	3.900%	10/1/15	865,000	901,694
Kroger Co., Senior Notes	2.300%	1/15/19	830,000	838,667
Total Food & Staples Retailing				3,189,465

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	13

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 1.0%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	$582,000	$668,543
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	390,000	400,226
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,528,000	1,756,957
Mondelez International Inc., Senior Notes	4.000%	2/1/24	540,000	558,968
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	489,712	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,200,000	1,237,086	(a)
Total Food Products				5,111,492
Tobacco — 0.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	882,925
Altria Group Inc., Senior Notes	2.850%	8/9/22	650,000	627,474
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	470,000	474,717	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	980,000	1,227,029
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,280,000	1,475,144
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	110,000	106,274
Reynolds American Inc., Senior Notes	3.250%	11/1/22	230,000	222,458
Total Tobacco				5,016,021
Total Consumer Staples				18,658,289
Energy — 4.7%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	810,000	1,001,096
Petrofac Ltd., Senior Notes	3.400%	10/10/18	700,000	728,522	(a)
Total Energy Equipment & Services				1,729,618
Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	77,880
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,330,000	1,535,943
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	635,864
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	320,000	331,476
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,474
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	510,000	516,685
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,484,458
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,382,874
Ecopetrol SA, Senior Notes	4.250%	9/18/18	430,000	460,100
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	780,666
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,540,000	1,781,212
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	129,900	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	480,075
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	290,652
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	71,249

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	$560,000	$545,229
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	190,000	213,275
Petrobras Global Finance BV, Senior Notes	3.113%	3/17/20	370,000	378,325	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	670,000	640,168
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	760,000	808,104
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	619,020
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,313,145
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	539,891
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,036,140
Petroleos Mexicanos, Notes	4.875%	1/18/24	880,000	937,200	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	987,087
Phillips 66, Senior Notes	2.950%	5/1/17	310,000	324,662
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	110,000	122,100
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	30,000	34,087
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,290,000	1,441,621
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	277,909	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	990,000	1,036,599	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,300,000	1,416,951
Williams Cos. Inc., Notes	7.875%	9/1/21	370,000	449,286
Total Oil, Gas & Consumable Fuels				23,090,307
Total Energy				24,819,925
Financials — 19.7%
Banks — 11.2%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	719,447
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	254,231	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	3,375,000	3,757,374
Bank of America Corp., Senior Notes	2.600%	1/15/19	550,000	558,450
Bank of America Corp., Senior Notes	5.625%	7/1/20	110,000	126,866
Bank of America Corp., Senior Notes	3.300%	1/11/23	180,000	177,246
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	961,712
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,595,967
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,230,000	1,304,358
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	820,000	1,127,923	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	209,868
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	297,918
BNP Paribas SA, Senior Notes	2.700%	8/20/18	1,110,000	1,137,714
Citigroup Inc., Senior Notes	6.375%	8/12/14	224,000	226,502
Citigroup Inc., Senior Notes	5.500%	10/15/14	209,000	212,714

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	15

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes	6.000%	8/15/17	$1,060,000	$1,202,016
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,460,000	1,870,107
Citigroup Inc., Senior Notes	5.375%	8/9/20	590,000	676,108
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	150,000	151,842
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	220,000	224,946
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	300,000	291,287
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	720,000	796,018
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	658,439	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	430,000	434,760
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	665,000	891,964	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,010,000	1,073,405
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	720,000	760,071
Credit Agricole Home Loan SFH, Secured Bonds	0.978%	7/21/14	400,000	400,195	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,269,000	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	980,091	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,533,793	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	442,919
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	976,227	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	730,000	816,355	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	378,968	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	246,900
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	310,000	323,934
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	538,605
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	141,331
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	970,000	977,069
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	580,000	566,774
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,122,723
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	300,000	293,601
Lloyds Bank PLC, Senior Notes	2.300%	11/27/18	940,000	958,217
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,211,767	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,136,993	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	1,000,000	1,080,407	(a)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,741,514	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	3,000,000	3,009,276
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	240,000	245,130

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	$180,000	$182,416
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,187,746	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,359,466	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	535,564	(a)
Swedbank AB, Senior Secured Notes	2.375%	4/5/17	1,900,000	1,973,435	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	287,677
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/14/14	3,908,000	3,810,300	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,234,174
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	209,872
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	690,000	685,506
Total Banks				59,557,198
Capital Markets — 4.3%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	1,122,066
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,152,793	(a)
Credit Suisse NY, Senior Notes	2.300%	5/28/19	1,060,000	1,064,612
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	7/14/14	2,020,000	1,626,100	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	640,000	650,904
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	3,000,000	3,399,702
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	60,000	69,871
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	40,000	44,963
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,244,745
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,506,610
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/14/14	6,200,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,810,000	2,008,336
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	892,291
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,896,026
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	761,312
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	352,863	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,538,921	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	499,729
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	213,953
Total Capital Markets				23,045,797

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	17

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 1.3%
American Express Co., Subordinated Debentures	6.800%	9/1/66	$300,000	$331,125	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,100,000	2,123,121
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,170,000	1,199,021	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	840,000	1,005,730
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	624,075
SLM Corp., Senior Notes	3.875%	9/10/15	590,000	606,225
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	941,907
Total Consumer Finance				6,831,204
Diversified Financial Services — 2.1%
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,419,656	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	222,661
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,000,000	1,149,131
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	260,941
General Electric Capital Corp., Senior Notes	5.550%	5/4/20	220,000	256,986
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	20,000	22,036
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,840,000	2,049,994
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,685,000	1,878,944	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	283,500	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,930,000	2,135,062	(a)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,169,368
Total Diversified Financial Services				10,848,279
Insurance — 0.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	286,075
American International Group Inc., Senior Notes	8.250%	8/15/18	600,000	749,747
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	762,600	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	370,000	500,288	(a)
Total Insurance				2,298,710
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	887,531
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	53,370
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	548,755
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	386,006	(a)
Total Thrifts & Mortgage Finance				1,875,662
Total Financials				104,456,850

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 2.3%
Biotechnology — 0.3%
Amgen Inc., Senior Notes	3.625%	5/22/24	$250,000	$252,412
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	1,390,000	1,400,357
Total Biotechnology				1,652,769
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	570,000	632,989
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	436,089
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	214,214
Total Health Care Equipment & Supplies				1,283,292
Health Care Providers & Services — 0.9%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,420,000	1,503,901
Humana Inc., Senior Notes	7.200%	6/15/18	760,000	908,802
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	108,168
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	630,000	623,044
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	409,459
WellPoint Inc., Notes	5.875%	6/15/17	100,000	112,478
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	131,117
WellPoint Inc., Senior Notes	4.350%	8/15/20	690,000	754,245
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	73,288
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	331,100
Total Health Care Providers & Services				4,955,602
Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	949,974
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	526,707
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	292,137
Total Life Sciences Tools & Services				1,768,818
Pharmaceuticals — 0.5%
AbbVie Inc., Senior Notes	1.750%	11/6/17	780,000	786,799
AbbVie Inc., Senior Notes	2.900%	11/6/22	540,000	531,757
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	750,000	752,912	(a)
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	240,995
Zoetis Inc., Senior Notes	3.250%	2/1/23	170,000	168,131
Total Pharmaceuticals				2,480,594
Total Health Care				12,141,075
Industrials — 1.5%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,483,277

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	19

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.2%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	$125,519	$140,581
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	721,541	782,872
Total Airlines				923,453
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	3.500%	5/15/24	500,000	504,630
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	200,000	200,878
Eaton Corp., Senior Notes	2.750%	11/2/22	1,520,000	1,483,365
Total Electrical Equipment				1,684,243
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	271,565
United Technologies Corp., Senior Notes	4.500%	4/15/20	280,000	313,485
Total Industrial Conglomerates				585,050
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	360,000	365,708
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	110,000	107,353
Total Machinery				473,061
Road & Rail — 0.4%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,324,113
Total Industrials				7,977,827
Information Technology — 0.4%
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.375%	5/2/19	450,000	461,427	(a)
IT Services — 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	640,000	651,134
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	860,000	858,933
Total Information Technology				1,971,494
Materials — 2.4%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	180,000	198,176
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	431,111
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	200,000	224,895
Total Chemicals				854,182
Metals & Mining — 2.2%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	560,000	545,807
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	810,000	980,263

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	$300,000	$309,909
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	780,000	791,867
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	140,000	139,860
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	80,000	81,123
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	800,000	800,933
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	260,000	255,713
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	470,000	464,185	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,137,884
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	637,296
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,350,000	1,317,455
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	728,780
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	55,537
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,976,000	2,029,680
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	110,375	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	530,000	537,139	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	680,000	695,804	(a)
Total Metals & Mining				11,619,610
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	337,869
Total Materials				12,811,661
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.8%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	408,763
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	398,946
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	132,044
AT&T Inc., Senior Notes	3.875%	8/15/21	370,000	393,586
British Telecommunications PLC, Senior Notes	2.350%	2/14/19	950,000	958,967
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	550,000	597,918
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	123,247
Verizon Communications Inc., Senior Notes	3.650%	9/14/18	920,000	985,935
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	290,000	345,716
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	1,400,000	1,451,538
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	188,630
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,710,000	3,050,777
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	310,000	324,794
Total Diversified Telecommunication Services				9,360,861
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,210,000	1,246,300
Total Telecommunication Services				10,607,161

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	21

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 0.8%
Electric Utilities — 0.5%
Exelon Corp., Notes	4.900%	6/15/15	$600,000	$625,120
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	164,793
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	890,181
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,069,236
Total Electric Utilities				2,749,330
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,310,000	1,685,127
Total Utilities				4,434,457
Total Corporate Bonds & Notes (Cost — $202,563,914)				207,415,108
Asset-Backed Securities — 11.0%
Access Group Inc., 2005-A A3	0.629%	7/25/34	2,560,000	2,394,647	(b)
Access Group Inc., 2005-B A2	0.459%	7/25/22	507,005	503,267	(b)
ACS Pass Through Trust, 2007-1A G1	0.461%	6/14/37	1,526,430	1,456,978	(a)(b)
Aegis Asset-Backed Securities Trust, 2005-3 M1	0.620%	8/25/35	925,520	911,958	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,259,876	(a)
Apidos CDO, 2013-16A B	3.028%	1/19/25	800,000	795,200	(a)(b)(f)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	1,270,000	1,266,831	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	259,531	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.679%	3/25/44	1,040,197	1,014,048	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.551%	9/15/17	1,420,000	1,424,516	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	1.697%	10/15/25	250,000	248,900	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.027%	10/15/25	400,000	394,080	(a)(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.810%	4/25/32	211,846	142,594	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.411%	6/15/29	1,051,143	1,008,437	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,714,711	1,449,168	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.592%	5/25/35	309,856	307,666	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.770%	1/25/35	600,429	595,706	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	375,501	407,242
Educational Funding of the South Inc., 2011-1 A2	0.879%	4/25/35	3,100,000	3,094,253	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.152%	4/25/33	1,520,000	1,532,035	(a)(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	1.277%	3/25/33	1,270,286	1,220,548	(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	350,000	348,355	(a)(b)(f)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	500,000	495,150	(a)(b)(f)
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.501%	9/15/16	820,000	820,482	(b)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 2001-2 IA2	3.650%	2/20/32	$325,000	$297,437	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.656%	3/13/32	450,000	405,148	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	168,594	166,305	(a)
GSAA Home Equity Trust, 2005-8 A4	0.420%	6/25/35	986,013	930,283	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	210,000	215,866	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	180,119	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.672%	3/25/31	122,717	101,325	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.450%	11/25/34	428,562	424,666	(b)
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	1.500%	2/25/33	1,329,670	1,257,020	(b)
National Collegiate Student Loan Trust	0.390%	11/27/28	1,699,591	1,663,947	(b)
National Collegiate Student Loan Trust, 2006-4 A2	0.290%	12/27/27	736,172	724,227	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.501%	12/7/20	1,823,053	1,825,168	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.741%	4/15/26	390,000	389,025	(a)(b)(f)
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.920%	2/25/35	1,180,000	1,096,955	(b)
Option One Mortgage Loan Trust, 2005-2 M1	0.590%	5/25/35	3,170,000	2,838,317	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	111,992	114,585
Saranac CLO I Ltd., 2013-1A A1A	1.708%	10/26/24	500,000	498,750	(a)(b)
Saranac CLO Ltd., 2014-2A B	2.283%	2/20/25	500,000	488,500	(a)(b)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.702%	12/25/34	857,657	835,098	(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	1,700,000	1,689,460	(a)(b)(f)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	250,000	249,175	(a)(b)(f)
SLM Student Loan Trust, 2002-A A2	0.783%	12/16/30	2,410,249	2,367,476	(b)
SLM Student Loan Trust, 2003-04 A5A	0.983%	3/15/33	583,816	581,972	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.983%	3/15/33	2,106,552	2,099,897	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.983%	12/15/25	880,000	880,017	(a)(b)
SLM Student Loan Trust, 2005-04 A3	0.349%	1/25/27	1,600,000	1,580,709	(b)
SLM Student Loan Trust, 2005-07 A4	0.379%	10/25/29	1,000,000	975,270	(b)
SLM Student Loan Trust, 2005-5 B	0.479%	10/25/40	820,735	735,605	(b)
SLM Student Loan Trust, 2011-B A1	1.001%	12/16/24	570,954	573,862	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.902%	5/26/26	1,500,000	1,527,388	(b)
SLM Student Loan Trust, 2013-A A1	0.751%	8/15/22	700,496	701,934	(a)(b)
Sound Point CLO Ltd., 2014-1A B1	2.152%	4/18/26	800,000	783,000	(a)(b)(f)
Soundview Home Equity Loan Trust, 2005-3 M2	0.930%	6/25/35	179,678	177,514	(b)
Trade Maps Ltd., 2013-1A A	0.850%	12/10/18	2,590,000	2,598,910	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	455,235	468,646
Venture CDO Ltd., 2013-15A B1	2.277%	7/15/25	500,000	494,400	(a)(b)(f)
Venture CDO Ltd., 2013-15A C	3.327%	7/15/25	500,000	494,300	(a)(b)(f)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	1,480,000	1,472,509	(a)(b)
Total Asset-Backed Securities (Cost — $57,049,117)				58,256,253

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	23

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 11.5%
ACRE Commercial Mortgage Trust	3.152%	6/15/30	$130,000	$130,876	(a)(b)
ACRE Commercial Mortgage Trust	4.552%	6/15/30	330,000	334,788	(a)(b)
ARM Trust, 2004-5 4A1	4.968%	4/25/35	1,557,139	1,557,005	(b)
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.765%	5/10/45	630,000	671,726	(b)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	770,000	827,443
Bear Stearns Alt-A Trust, 2005-2 2A4	2.644%	4/25/35	749,643	723,528	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	340,000	386,498	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	970,000	1,086,654	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.117%	11/15/44	1,000,000	1,122,662	(b)
Citigroup Commercial Mortgage Trust, 2005-C3 AM	4.830%	5/15/43	300,000	309,246	(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.228%	9/10/45	2,896,601	320,602	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.553%	10/25/35	1,027,277	873,791	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.380%	2/25/36	535,779	536,712	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	170,000	180,334
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	170,000	181,258
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	75,467	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	40,000	42,752	(b)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.429%	4/10/47	6,818,672	610,626	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.441%	3/10/47	4,145,292	394,052	(b)
Countrywide Home Loans, 2004-20 2A1	2.483%	9/25/34	233,834	174,963	(b)
Countrywide Home Loans, 2004-R1 1AF	0.550%	11/25/34	208,382	189,964	(a)(b)
Credit Suisse Mortgage Trust, 2014-SURF B	1.460%	2/15/29	660,000	661,183	(a)(b)
Credit Suisse Mortgage Trust, 2014-SURF C	1.960%	2/15/29	400,000	400,713	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,104,037	771,653
Del Coronado Trust, 2013-HDC A	0.952%	3/15/26	920,000	920,878	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.842%	6/25/34	358,529	341,074	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 3AF1	0.431%	4/15/36	2,379,687	2,226,731	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.702%	2/25/48	459,125	459,338	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.852%	12/29/45	1,292,335	1,295,585	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	7,310	7,857
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	887	136
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.099%	9/15/42	1,572,695	309,386	(b)

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), K037 X1, IO	1.044%	1/25/24	$6,789,591	$525,535	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K715 X1, IO	1.316%	1/25/21	6,760,000	435,432	(b)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,789,463	462,868
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	2,797,583	424,249
Federal National Mortgage Association (FNMA), 2014-M5 SA, IO	4.777%	1/25/17	9,410,000	489,320	(b)
FREMF Mortgage Trust, 2013-KF02 C	2.822%	12/25/45	315,808	328,260	(a)(b)
FREMF Mortgage Trust, 2014-K36 C	4.361%	12/25/46	380,000	379,928	(a)(b)
FREMF Mortgage Trust, 2014-K714 B	3.856%	1/25/47	280,000	289,612	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.988%	1/25/47	150,000	150,026	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	870,000	912,914	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.501%	8/20/58	1,175,217	1,169,591	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.601%	11/20/60	2,564,864	2,551,252	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.651%	2/20/61	844,206	841,720	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.651%	3/20/61	423,189	421,875	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.621%	8/20/61	3,705,521	3,689,250	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.290%	4/16/53	5,307,728	355,336	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.501%	12/20/62	1,761,310	1,742,633	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.551%	3/20/63	3,453,396	3,422,740	(b)
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	350,000	382,321
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	290,000	321,554	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.500%	1/25/35	248,399	208,821	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.556%	1/19/35	562,117	567,029	(b)
HarborView Mortgage Loan Trust, 2005-9 B1	0.749%	6/20/35	2,014,636	1,716,637	(b)
HSI Asset Securitization Corp. Trust, 2005-NC2 2A4	0.930%	8/25/35	119,160	118,934	(b)
IMPAC Secured Assets Corp., 2006-5 2A	0.350%	12/25/36	1,371,515	1,270,507	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	380,000	408,577
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	160,000	171,631	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	90,000	98,374	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	25

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AM	5.279%	12/15/44	$500,000	$532,542	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.552%	10/15/30	600,000	600,630	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.302%	10/15/30	550,000	554,973	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.702%	10/15/30	460,000	460,949	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.893%	7/15/44	1,110,000	1,248,439	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.163%	9/15/45	1,250,000	1,433,925	(b)
MASTR ARM Trust, 2004-11 M1	0.790%	11/25/34	397,957	393,224	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.387%	2/25/34	601,373	607,694	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.127%	4/25/35	185,667	177,131	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.875%	8/15/45	1,142,725	104,357	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.082%	7/15/46	550,000	589,250	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.600%	7/25/34	811,223	794,904	(b)
PFP III, 2014-1 D	4.000%	6/14/31	360,000	359,998	(a)(b)
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	1,027,000	1,072,753	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	291,290	298,338
SACO I Trust, 2007-VA1 A	8.935%	6/25/21	811,943	823,971	(a)(b)
Sequoia Mortgage Trust, 2003-03 A1	0.809%	7/20/33	622,435	613,645	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.449%	12/20/34	927,464	889,049	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.802%	4/25/24	1,330,000	1,340,325	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 XA, IO	1.869%	12/10/45	1,592,782	175,838	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.520%	11/25/34	307,429	294,051	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.420%	4/25/45	5,175,633	4,827,069	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.615%	8/25/34	689,067	703,674	(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.340%	3/15/47	1,975,272	166,201	(b)
Total Collateralized Mortgage Obligations (Cost — $60,820,390)				61,045,337
Mortgage-Backed Securities — 3.0%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.375%	12/1/34	303,703	322,671	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.450%	7/1/35	1,002,522	1,065,958	(b)
Total FHLMC				1,388,629
FNMA — 2.2%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	1,697	1,735
Federal National Mortgage Association (FNMA)	2.233%	3/1/18	3,626	3,785	(b)

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	$9,527	$10,887
Federal National Mortgage Association (FNMA)	3.500%	6/17/29	400,000	423,250	(h)
Federal National Mortgage Association (FNMA)	3.500%	8/1/33-9/1/43	871,441	904,064
Federal National Mortgage Association (FNMA)	2.335%	12/1/34	118,170	127,380	(b)
Federal National Mortgage Association (FNMA)	1.915%	1/1/35	1,362,062	1,436,194	(b)
Federal National Mortgage Association (FNMA)	5.000%	12/1/35	1,111,730	1,231,215
Federal National Mortgage Association (FNMA)	1.856%	5/1/43	6,302,629	6,446,829	(b)
Federal National Mortgage Association (FNMA)	4.500%	7/14/44	800,000	862,906	(h)
Total FNMA				11,448,245
GNMA — 0.5%
Government National Mortgage Association (GNMA)	4.500%	2/20/44	100,000	109,075
Government National Mortgage Association (GNMA)	4.500%	6/19/44	300,000	326,731	(h)
Government National Mortgage Association (GNMA)	1.985%	6/20/60	2,307,971	2,449,032	(b)
Total GNMA				2,884,838
Total Mortgage-Backed Securities (Cost — $15,363,141)				15,721,712
Municipal Bonds — 0.2%
Virginia — 0.2%
Virginia State Housing Development Authority (Cost — $1,206,257)	6.000%	6/25/34	1,220,722	1,327,413
Sovereign Bonds — 3.8%
Canada — 0.8%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,397,704
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,622,203
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,368,388
Total Canada				4,388,295
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	910,000	1,024,888
Germany — 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	368,775
Indonesia — 0.2%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	269,100	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000	863,202	(a)
Total Indonesia				1,132,302
Japan — 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,738,302
Mexico — 0.8%
United Mexican States, Senior Notes	3.500%	1/21/21	4,151,000	4,306,662

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	27

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Poland — 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	$1,480,000	$1,546,600
Russia — 0.3%
Russian Federation, Senior Bonds	7.500%	3/31/30	198,650	230,632	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	999,415	1,160,321	(a)
Total Russia				1,390,953
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,150,000	1,293,750
Turkey — 0.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	140,000	152,950
Republic of Turkey, Senior Bonds	5.750%	3/22/24	970,000	1,059,725
Republic of Turkey, Senior Notes	7.000%	3/11/19	360,000	414,900
Republic of Turkey, Senior Notes	6.250%	9/26/22	278,000	315,085
Total Turkey				1,942,660
Total Sovereign Bonds (Cost — $19,273,787)				20,133,187
U.S. Government & Agency Obligations — 23.5%
U.S. Government Agencies — 5.3%
Farmer Mac	3.000%	9/22/14	120,000	121,077
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,759,437	(a)
Federal Home Loan Bank (FHLB), Bonds	0.875%	5/24/17	40,000	40,081
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,337,630
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,780,000	4,664,009
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	2,200,000	2,201,159
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	7,659,974
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,852,849
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	91,336
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,315,711
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,981,240
Total U.S. Government Agencies				28,024,503
U.S. Government Obligations — 18.2%
U.S. Treasury Bonds	3.625%	2/15/44	2,170,000	2,301,556
U.S. Treasury Bonds	3.375%	5/15/44	1,230,000	1,244,221
U.S. Treasury Notes	1.500%	7/31/16	650,000	664,828
U.S. Treasury Notes	0.875%	4/15/17	1,390,000	1,395,538
U.S. Treasury Notes	0.750%	10/31/17	26,420,000	26,215,668
U.S. Treasury Notes	1.375%	6/30/18	1,940,000	1,950,761
U.S. Treasury Notes	1.500%	8/31/18	1,900,000	1,916,477
U.S. Treasury Notes	1.500%	12/31/18	4,010,000	4,026,289

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2014 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.625%	4/30/19	$5,510,000	$5,540,564
U.S. Treasury Notes	2.000%	11/30/20	5,070,000	5,089,013
U.S. Treasury Notes	2.125%	1/31/21	27,900,000	28,161,562
U.S. Treasury Notes	2.250%	4/30/21	17,920,000	18,186,004
Total U.S. Government Obligations				96,692,481
Total U.S. Government & Agency Obligations (Cost — $121,600,272)				124,716,984
U.S. Treasury Inflation Protected Securities — 2.8%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	385,195	421,216
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	3,484,202	3,505,978
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	10,780,893	11,018,407
Total U.S. Treasury Inflation Protected Securities (Cost — $14,478,354)				14,945,601

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $99.75		6/16/14	116	725
Eurodollar Mid Curve 1-Year Futures, Put @ $98.63		12/12/14	86	9,675
Total Purchased Options (Cost — $26,519)				10,400
Total Investments before Short-Term Investments (Cost — $492,381,751)				503,571,995

		Maturity Date	Face Amount
Short-Term Investments — 4.0%
Repurchase Agreements — 4.0%
Barclays Capital Inc. repurchase agreement dated 5/30/14; Proceeds at maturity — $3,854,010; (Fully collateralized by U.S. government obligations, 0.750% due 2/28/18; Market value — $3,931,270)	0.030%	6/2/14	$3,854,000	3,854,000
Deutsche Bank Securities Inc. repurchase agreement dated 5/30/14; Proceeds at maturity — $17,646,088; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value — $18,014,016)	0.060%	6/2/14	17,646,000	17,646,000
Total Short-Term Investments (Cost — $21,500,000)				21,500,000
Total Investments — 98.9% (Cost — $513,881,751#)				525,071,995
Other Assets in Excess of Liabilities — 1.1%				5,797,316
Total Net Assets — 100.0%				$530,869,311

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	29

Schedule of investments (cont’d)

May 31, 2014

Western Asset Intermediate Bond Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of May 31, 2014.

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Value is less than $1.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is $513,937,301.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call	6/20/14	$120.00	46	$11,859
U.S. Treasury 5-Year Notes Futures, Put	6/20/14	117.75	46	718
U.S. Treasury 5-Year Notes Futures, Call	6/20/14	119.00	55	48,555
U.S. Treasury 5-Year Notes Futures, Put	6/20/14	117.00	42	328
U.S. Treasury 10-Year Notes Futures, Call	6/20/14	125.00	54	48,937
U.S. Treasury 10-Year Notes Futures, Call	6/20/14	124.50	27	34,172
U.S. Treasury 10-Year Notes Futures, Put	6/20/14	121.50	109	1,703
U.S. Treasury 10-Year Notes Futures, Call	6/20/14	124.00	82	135,813
U.S. Treasury 30-Year Notes Futures, Call	6/20/14	137.00	27	35,016
U.S. Treasury 30-Year Notes Futures, Call	6/20/14	138.00	27	21,938
Eurodollar Mid Curve 1-Year Futures, Call	12/12/14	97.88	83	84,556
Eurodollar Mid Curve 2-Year Futures, Put	12/12/14	98.38	86	4,838
Eurodollar Futures, Put	6/16/14	99.63	116	725
Total Written Options (Premiums received — $245,803)				$429,158

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2014 Annual Report

Statement of assets and liabilities

May 31, 2014

Assets:
Investments, at value (Cost — $513,881,751)	$525,071,995
Cash	2,245,320
Interest receivable	3,136,519
Receivable for securities sold	1,959,860
Receivable for Fund shares sold	979,529
Deposits with brokers for open written options	675,464
Deposits with brokers for open futures contracts	471,291
Deposits with brokers for centrally cleared swap contracts	312,000
Deposits with brokers for open purchased options	16,397
OTC swaps, at value (premiums paid — $10,815)	11,111
Principal paydown receivable	4,020
Receivable for open OTC swap contracts	1,744
Prepaid expenses	49,654
Total Assets	534,934,904

Liabilities:
Payable for securities purchased	3,044,465
Written options, at value (premiums received — $245,803)	429,158
Distributions payable	206,835
Investment management fee payable	153,647
Payable for Fund shares repurchased	55,322
Payable to broker — variation margin on open futures contracts	33,533
OTC swaps, at value (premiums paid — $733)	15,401
Payable for open OTC swap contracts	4,360
Payable to broker — variation margin on centrally cleared swaps	2,411
Service and/or distribution fees payable	294
Directors’ fees payable	137
Accrued expenses	120,030
Total Liabilities	4,065,593
Total Net Assets	$530,869,311

Net Assets:
Par value (Note 7)	$47,681
Paid-in capital in excess of par value	527,614,197
Undistributed net investment income	147,874
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(7,977,186)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	11,036,745
Total Net Assets	$530,869,311

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	31

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	17,703
Class C	30,478
Class R	1,369
Class I	17,228,069
Class IS	30,403,444

Net Asset Value:
Class A (and redemption price)	$11.13
Class C*	$11.15
Class R (and redemption price)	$11.13
Class I (and redemption price)	$11.13
Class IS (and redemption price)	$11.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.62

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2014 Annual Report

Statements of operations

For the Period Ended May 31, 2014

and the Year Ended December 31, 2013

	2014†	2013

Investment Income:
Interest	$6,091,407	$11,887,478
Less: Foreign taxes withheld	(3,400)	—
Total Investment Income	6,088,007	11,887,478

Expenses:
Investment management fee (Note 2)	851,920	1,777,386
Transfer agent fees (Note 5)	42,883	92,997
Audit and tax	37,881	60,589
Registration fees	29,129	84,973
Fund accounting fees	21,733	47,639
Shareholder reports	19,042	28,847
Directors’ fees	12,372	21,643
Legal fees	6,404	31,910
Custody fees	4,946	9,980
Insurance	3,819	9,006
Service and/or distribution fees (Notes 2 and 5)	1,481	3,431
Fees recaptured by investment manager (Note 2)	1	30
Miscellaneous expenses	2,496	6,516
Total Expenses	1,034,107	2,174,947
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(36,391)	(115,815)
Net Expenses	997,716	2,059,132
Net Investment Income	5,090,291	9,828,346

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	821,620	(3,009,469)
Futures contracts	246,807	903,138
Written options	300,187	283,438
Swap contracts	37,081	(11,812)
Net Realized Gain (Loss)	1,405,695	(1,834,705)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,090,387	(10,596,462)
Futures contracts	373,569	(373,140)
Written options	(147,442)	(35,789)
Swap contracts	(53,096)	33,553
Change in Net Unrealized Appreciation (Depreciation)	9,263,418	(10,971,838)
Net Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts	10,669,113	(12,806,543)
Increase (Decrease) in Net Assets from Operations	$15,759,404	$(2,978,197)

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	33

Statements of changes in net assets

For the Period Ended May 31, 2014 and the Years Ended December 31,	2014†	2013	2012

Operations:
Net investment income	$5,090,291	$9,828,346	$9,849,772
Net realized gain (loss)	1,405,695	(1,834,705)	(2,332,345)
Change in net unrealized appreciation (depreciation)	9,263,418	(10,971,838)	18,499,622
Increase (Decrease) in Net Assets From Operations	15,759,404	(2,978,197)	26,017,049

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,932,539)	(9,938,294)	(9,778,340)
Net realized gains	—	—	(183,701)
Decrease in Net Assets From Distributions to Shareholders	(4,932,539)	(9,938,294)	(9,962,041)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	59,421,963	187,529,150	129,265,980
Reinvestment of distributions	3,857,993	7,282,363	6,457,867
Cost of shares repurchased	(36,995,835)	(91,427,475)	(102,144,837)
Increase in Net Assets From Fund Share Transactions	26,284,121	103,384,038	33,579,010
Increase in Net Assets	37,110,986	90,467,547	49,634,018

Net Assets:
Beginning of period	493,758,325	403,290,778	353,656,760
End of period*	$530,869,311	$493,758,325	$403,290,778
*Includesundistributed (overdistributed) net investment income, respectively, of:	$147,874	$(19,893)	$64,911

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2014 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.09	0.20	0.14
Net realized and unrealized gain (loss)	0.23	(0.33)	0.28
Total income (loss) from operations	0.32	(0.13)	0.42

Less distributions from:
Net investment income	(0.09)	(0.20)	(0.15)
Net realized gains	—	—	(0.01)
Total distributions	(0.09)	(0.20)	(0.16)

Net asset value, end of period	$11.13	$10.90	$11.23
Total return[5]	2.91%	(1.18)%	3.81%

Net assets, end of period (000s)	$197	$181	$106

Ratios to average net assets:
Gross expenses	1.06%[6]	1.10%[7]	0.96%[6]
Net expenses[8,9,10]	0.90 [6]	0.89 [7]	0.87 [6]
Net investment income	1.96 [6]	1.78	1.92 [6]

Portfolio turnover rate[11]	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.92	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.05	0.11	0.09
Net realized and unrealized gain (loss)	0.23	(0.30)	0.28
Total income (loss) from operations	0.28	(0.19)	0.37

Less distributions from:
Net investment income	(0.05)	(0.12)	(0.10)
Net realized gains	—	—	(0.01)
Total distributions	(0.05)	(0.12)	(0.11)

Net asset value, end of period	$11.15	$10.92	$11.23
Total return[5]	2.68%	(1.83)%	3.31%

Net assets, end of period (000s)	$340	$364	$45

Ratios to average net assets:
Gross expenses	1.79%[6,7]	1.77%[7]	1.87%[6]
Net expenses[8,9,10]	1.65 [6,7]	1.64 [7]	1.60 [6]
Net investment income	1.20 [6]	1.04	1.23 [6]

Portfolio turnover rate[11]	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.08	0.17	0.13
Net realized and unrealized gain (loss)	0.22	(0.33)	0.27
Total income (loss) from operations	0.30	(0.16)	0.40

Less distributions from:
Net investment income	(0.07)	(0.17)	(0.13)
Net realized gains	—	—	(0.01)
Total distributions	(0.07)	(0.17)	(0.14)

Net asset value, end of period	$11.13	$10.90	$11.23
Total return[5]	2.80%	(1.44)%	3.64%

Net assets, end of period (000s)	$15	$14	$10

Ratios to average net assets:
Gross expenses	1.28%[6]	1.37%	1.21%[6]
Net expenses[7,8,9]	1.15 [6]	1.15	1.14 [6]
Net investment income	1.71 [6]	1.53	1.72 [6]

Portfolio turnover rate[10]	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$10.90	$11.23	$10.76	$10.67	$10.31	$9.32

Income (loss) from operations:
Net investment income	0.11	0.24	0.28	0.34	0.39	0.42
Net realized and unrealized gain (loss)	0.22	(0.33)	0.48	0.23	0.50	1.14
Total income (loss) from operations	0.33	(0.09)	0.76	0.57	0.89	1.56

Less distributions from:
Net investment income	(0.10)	(0.24)	(0.28)	(0.35)	(0.40)	(0.42)
Net realized gains	—	—	(0.01)	(0.13)	(0.13)	(0.15)
Total distributions	(0.10)	(0.24)	(0.29)	(0.48)	(0.53)	(0.57)

Net asset value, end of period	$11.13	$10.90	$11.23	$10.76	$10.67	$10.31
Total return[5]	3.08%	(0.78)%	7.10%	5.35%	8.76%	17.24%

Net assets, end of period (000s)	$191,802	$210,537	$245,534	$271,537	$341,090	$422,610

Ratios to average net assets:
Gross expenses	0.51%[6]	0.50%	0.49%	0.49%	0.48%	0.47%
Net expenses[7]	0.49 [6,8]	0.48 [8]	0.45 [8]	0.48 [8]	0.48 [8]	0.47
Net investment income	2.36 [6]	2.18	2.57	3.15	3.63	4.20

Portfolio turnover rate	34%[9]	119%[9]	101%[9]	69%[9]	99%	175%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the period ended May 31, 2014 and 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$10.90	$11.23	$10.76	$10.67	$10.31	$9.31

Income (loss) from operations:
Net investment income	0.11	0.25	0.28	0.34	0.39	0.42
Net realized and unrealized gain (loss)	0.23	(0.33)	0.48	0.23	0.50	1.15
Total income (loss) from operations	0.34	(0.08)	0.76	0.57	0.89	1.57

Less distributions from:
Net investment income	(0.11)	(0.25)	(0.28)	(0.35)	(0.40)	(0.42)
Net realized gains	—	—	(0.01)	(0.13)	(0.13)	(0.15)
Total distributions	(0.11)	(0.25)	(0.29)	(0.48)	(0.53)	(0.57)

Net asset value, end of period	$11.13	$10.90	$11.23	$10.76	$10.67	$10.31
Total return[5]	3.10%	(0.74)%	7.11%	5.39%	8.79%	17.39%

Net assets, end of period (000s)	$338,515	$282,662	$157,596	$82,120	$59,403	$60,112

Ratios to average net assets:
Gross expenses	0.47%[6]	0.47%	0.48%	0.48%	0.47%	0.46%
Net expenses[7,8]	0.45 [6,9]	0.44 [9]	0.44 [9]	0.45	0.45	0.45
Net investment income	2.41 [6]	2.25	2.56	3.17	3.65	4.20

Portfolio turnover rate	34%[10]	119%[10]	101%[10]	69%[10]	99%	175%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the period ended May 31, 2014 and 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2014 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in May 2014, the Fund’s Board of Directors approved changing the Fund’s fiscal year-end from December 31st to May 31st. This change resulted in a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

40	Western Asset Intermediate Bond Fund 2014 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Intermediate Bond Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$207,415,108	$0	*	$207,415,108
Asset-backed securities	—	54,485,413	3,770,840		58,256,253
Collateralized mortgage obligations	—	61,045,337	—		61,045,337
Mortgage-backed securities	—	15,721,712	—		15,721,712
Municipal bonds	—	1,327,413	—		1,327,413
Sovereign bonds	—	20,133,187	—		20,133,187
U.S. government & agency obligations	—	124,716,984	—		124,716,984
U.S. Treasury inflation protected securities	—	14,945,601	—		14,945,601
Purchased options	$10,400	—	—		10,400
Total long-term investments	$10,400	$499,790,755	$3,770,840		$503,571,995
Short-term investments†	—	21,500,000	—		21,500,000
Total investments	$10,400	$521,290,755	$3,770,840		$525,071,995
Other financial instruments:
Futures contracts	$280,638	—	—		$280,638
OTC credit default swaps on corporate issues — sell protection‡	—	$11,111	—		11,111
Centrally cleared interest rate swaps	—	148,976	—		148,976
Total other financial instruments	$280,638	$160,087	—		$440,725
Total	$291,038	$521,450,842	$3,770,840		$525,512,720

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$429,158	—	—		$429,158
Futures contracts	218,482	—	—		218,482
OTC credit default swaps on corporate issues — buy protection‡	—	$15,401	—		15,401
Centrally cleared interest rate swaps	—	165,438	—		165,438
Total	$647,640	$180,839	—		$828,479

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

42	Western Asset Intermediate Bond Fund 2014 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statements of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

Western Asset Intermediate Bond Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in

44	Western Asset Intermediate Bond Fund 2014 Annual Report

segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statements of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At May 31, 2014, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset Intermediate Bond Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the

46	Western Asset Intermediate Bond Fund 2014 Annual Report

extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Western Asset Intermediate Bond Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

48	Western Asset Intermediate Bond Fund 2014 Annual Report

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $444,559. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $675,464 which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on

Western Asset Intermediate Bond Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$10,015	$(10,015)

(a)	Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.90%, 1.65%, 1.15% and 0.45% for Class A, Class C, Class R and Class IS shares,

50	Western Asset Intermediate Bond Fund 2014 Annual Report

respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Director’s consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $115,815.

During the period ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $36,391.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to this arrangement, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A†	Class C†	Class R†	Class I	Class IS
Expires December 31, 2013	—	—	—	$18,734	$17,470
Expires December 31, 2014	$7	$40	$5	77,668	52,915
Expires December 31, 2015	319	386	28	50,540	64,542
Total fee waivers/expense reimbursements subject to recapture	$326	$426	$33	$146,942	$134,927

†	The Class commenced operations on April 30, 2012.

For the year ended December 31, 2013, LMPFA recaptured $9 and $21 for Class A and Class C shares, respectively.

Pursuant to this arrangement, at May 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2015	$319	$386	$28	$50,540	$64,542
Expires May 31, 2016	121	171	8	13,730	22,361
Total fee waivers/expense reimbursements subject to recapture	$440	$557	$36	$64,270	$86,903

For the period ended May 31, 2014, LMPFA recaptured $1 for Class C shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C share, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

Western Asset Intermediate Bond Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $26 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were $171 for Class C shares.

For the period ended May 31, 2014, LMIS and its affiliates retained sales charges of $77 on sales of the Fund’s Class A shares. In addition, for the period ended May 31, 2014, CDSCs paid to LMIS and its affiliates were $1,246 for Class C shares.

As of May 31, 2014, Legg Mason and its affiliates owned 33% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the period ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$55,381,835	$174,602,723
Sales	60,303,573	176,547,296

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,756,273
Gross unrealized depreciation	(7,621,579)
Net unrealized appreciation	$11,134,694

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	79	6/16	$19,397,744	$19,475,475	$77,731
90-Day Eurodollar	323	12/16	79,009,700	79,203,637	193,937
U.S. Treasury 2-Year Notes	112	9/14	24,609,427	24,613,750	4,323
U.S. Treasury 10-Year Notes	236	9/14	29,642,736	29,621,688	(21,048)
U.S. Treasury Ultra Long-Term Bonds	3	9/14	446,197	450,844	4,647
					259,590
Contracts to Sell:
90-Day Eurodollar	164	6/18	39,650,055	39,776,150	(126,095)
U.S. Treasury 5-Year Notes	270	9/14	32,311,966	32,334,610	(22,644)
U.S. Treasury Long-Term Bonds	48	9/14	6,549,805	6,598,500	(48,695)
					(197,434)
Net unrealized appreciation on open futures contracts					$62,156

At May 31, 2014, the Fund held TBA securities with a total cost of $1,607,625.

52	Western Asset Intermediate Bond Fund 2014 Annual Report

During the period ended May 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	305	$68,962
Options written	2,097	551,482
Options closed	(637)	(158,039)
Options exercised	—	—
Options expired	(965)	(216,602)
Written options, outstanding as of May 31, 2014	800	$245,803

At May 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2014[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$410,000	6/20/21	0.80%	1.000% quarterly	$5,297	$5,012	$285
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	450,000	6/20/21	0.80%	1.000% quarterly	5,814	5,803	11
Total	$860,000				$11,111	$10,815	$296

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$330,000	3/20/15	0.59%	5.000% quarterly	$(11,819)	$516	$(12,335)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	100,000	3/20/15	0.59%	5.000% quarterly	(3,582)	217	(3,799)
Total	$430,000				$(15,401)	$733	$(16,134)

Western Asset Intermediate Bond Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas	$42,610,000	3/31/17	3-Month LIBOR	1.890% semi-annually	$1,865	$146,297
Deutsche Bank AG	820,000	3/31/17	3-Month LIBOR	1.890% semi-annually	173	2,679
BNP Paribas	44,620,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	(162,345)
Deutsche Bank AG	850,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	(3,093)
Total	$88,900,000				$2,038	$(16,462)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$10,400	—	$10,400
Futures contracts[3]	280,638	—	280,638
OTC swap contracts[4]	—	$11,111	11,111
Centrally cleared swap contracts[5]	148,976	—	148,976
Total	$440,014	$11,111	$451,125

54	Western Asset Intermediate Bond Fund 2014 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$429,158	—	$429,158
Futures contracts [3]	218,482	—	218,482
OTC swap contracts[4]	—	$15,401	15,401
Centrally cleared swap contracts[5]	165,438	—	165,438
Total	$813,078	$15,401	$828,479

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(104,567)	—	$(104,567)
Written options	283,438	—	283,438
Futures contracts	903,138	—	903,138
OTC swap contracts	—	$(11,812)	(11,812)
Total	$1,082,009	$(11,812)	$1,070,197

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$144,820	—	$144,820
Written options	(35,789)	—	(35,789)
Futures contracts	(373,140)	—	(373,140)
OTC swap contracts	—	$33,553	33,553
Total	$(264,109)	$33,553	$(230,556)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset Intermediate Bond Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(164,495)	—	$(164,495)
Written options	300,187	—	300,187
Futures contracts	246,807	—	246,807
Swap contracts	—	$37,081	37,081
Total	$382,499	$37,081	$419,580

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(157,699)	—	$(157,699)
Written options	(147,442)	—	(147,442)
Futures contracts	373,569	—	373,569
Swap contracts	(16,462)	$(36,634)	(53,096)
Total	$51,966	$(36,634)	$15,332

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change from investments in the Statement of Operations.

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$46,690
Written options	157,052
Futures contracts (to buy)	131,609,679
Futures contracts (to sell)	52,338,899

Average Notional Balance
Interest rate swap contracts	$44,450,000
Credit default swap contracts (to buy protection)	430,000
Credit default swap contracts (to sell protection)	860,000

56	Western Asset Intermediate Bond Fund 2014 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$10,400	—	$10,400
OTC swap contracts	11,111	—	11,111
Total	$21,511	—	$21,511

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$429,158	$(429,158)	—
Futures contracts[3]	33,533	(33,533)	—
OTC swap contracts	15,401	—	$15,401
Centrally cleared swap contracts[3]	2,411	(2,411)	—
Total	$480,503	$(465,102)	$15,401

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Asset and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$377	$570
Class C	2,989	894
Class R	65	53
Class I	—	83,675
Class IS	—	7,805
Total	$3,431	$92,997

Western Asset Intermediate Bond Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

For the period ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$193	$264
Class C	1,257	402
Class R	31	20
Class I	—	39,108
Class IS	—	3,089
Total	$1,481	$42,883

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$319
Class C	386
Class R	28
Class I	50,540
Class IS	64,542
Total	$115,815

For the period ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$121
Class C	171
Class R	8
Class I	13,730
Class IS	22,361
Total	$36,391

6. Distributions to shareholders by class

	Period Ended May 31, 2014†	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$1,458	$2,729	$423	‡
Class C	1,411	3,215	284	‡
Class R	100	199	121	‡
Class I	2,025,654	5,176,625	6,385,496
Class IS	2,903,916	4,755,526	3,392,016
Total	$4,932,539	$9,938,294	$9,778,340

58	Western Asset Intermediate Bond Fund 2014 Annual Report

	Period Ended May 31, 2014†	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Realized Gains:
Class A	—	—	$5	‡
Class C	—	—	5	‡
Class R	—	—	5	‡
Class I	—	—	120,231
Class IS	—	—	63,455
Total	—	—	$183,701

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period April 30, 2012 (inception date) to December 31, 2012.

7. Capital shares

At May 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Period Ended May 31, 2014†		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares		Amount
Class A
Shares sold	2,569	$28,281	17,422	$192,730	9,408	‡	$105,545	‡
Shares issued on reinvestment	132	1,452	246	2,710	38	‡	428	‡
Shares repurchased	(1,600)	(17,513)	(10,512)	(115,413)	—		—
Net increase	1,101	$12,220	7,156	$80,027	9,446	‡	$105,973	‡

Class C
Shares sold	10,131	$112,490	41,297	$459,500	4,650	‡	$51,436	‡
Shares issued on reinvestment	107	1,183	228	2,510	26	‡	289	‡
Shares repurchased	(13,060)	(143,939)	(12,199)	(134,607)	(702)	‡	(7,886)	‡
Net increase (decrease)	(2,822)	$(30,266)	29,326	$327,403	3,974	‡	$43,839	‡

Class R
Shares sold	47	$516	372	$4,160	912	‡	$10,000	‡
Shares issued on reinvestment	9	100	18	199	11	‡	125	‡
Net increase	56	$616	390	$4,359	923	‡	$10,125	‡

Class I
Shares sold	1,020,930	$11,205,063	3,194,269	$35,370,489	4,311,408		$47,438,284
Shares issued on reinvestment	89,616	989,314	234,356	2,586,113	280,714		3,108,532
Shares repurchased	(3,194,872)	(35,405,683)	(5,983,923)	(65,930,924)	(7,955,839)		(87,291,951)
Net decrease	(2,084,326)	$(23,211,306)	(2,555,298)	$(27,974,322)	(3,363,717)		$(36,745,135)

Class IS
Shares sold	4,346,774	$48,075,613	13,776,017	$151,502,271	7,440,966		$81,660,715
Shares issued on reinvestment	259,501	2,865,944	425,845	4,690,831	302,071		3,348,493
Shares repurchased	(129,998)	(1,428,700)	(2,311,410)	(25,246,531)	(1,337,415)		(14,845,000)
Net increase	4,476,277	$49,512,857	11,890,452	$130,946,571	6,405,622		$70,164,208

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period April 30, 2012 (inception date) to December 31, 2012.

Western Asset Intermediate Bond Fund 2014 Annual Report	59

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the period year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class R	Class I	Class IS
Daily 6/30/2014	$0.015993	$0.009432	$0.013658	$0.019451	$0.019977

The tax character of distributions paid for the period ended May 31, 2014 and the fiscal years ended December 31, 2013 and December 31, 2012, was as follows:

	2014	2013	2012
Distributions Paid From:
Ordinary income	$4,932,539	$9,938,294	$9,962,041

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$319,216
Deferred Capital Losses*	(7,145,408)
Other book/tax temporary differences(a)	(947,570)
Unrealized appreciation (depreciation)(b)	10,981,195
Total accumulated earnings (losses) — net	$3,207,433

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains and losses on certain futures contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

60	Western Asset Intermediate Bond Fund 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 17, 2014

Western Asset Intermediate Bond Fund 2014 Annual Report	61

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008 to 2009).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

62	Western Asset Intermediate Bond Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).

Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Western Asset Intermediate Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[4]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

64	Western Asset Intermediate Bond Fund

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Intermediate Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

In addition to overseeing the 11 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[4]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

66	Western Asset Intermediate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended May 31, 2014:

Record date:	Daily
Payable date:	January 2014 - May 2014
Interest from Federal Obligations	16.35%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

70% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Intermediate Bond Fund	67

Western Asset

Intermediate Bond Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/14 SR14-2255

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012, December 31, 2013 and May 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012, $278,264 in December 31, 2013 and $88,856 for the five month period ended May 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012, $0 in December 31, 2013 and $0 for the five month period ended May 31, 2014 .

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012, $27,645 in December 31, 2013 and $0 for the five month period ended May 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 December 31, 2012, $1,860 in December 31, 2013 and $1,065 for the five month period ended May 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; Tax Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; and Other Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period May 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012, $240,000 in December 31, 2013 and $15,000 for the five month period ended May 31, 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 22, 2014